                                                                    EXHIBIT 99.2


                        PRO FORMA FINANCIAL INFORMATION


The accompanying Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1998 gives effect to (1) the divestiture of Vetlife, Inc. and (2) the sale of the Proceutics real estate at 150 Technology Parkway and the sale and leaseback of the CytRx real estate at 154 Technology Parkway. The pro forma adjustments assume that these transactions had occurred as of March 31, 1998 in the case of the Pro Forma Condensed Consolidated Balance Sheet.


The accompanying Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1997 gives effect to (1) the Merger of Zynaxis, Inc. with and into Vaxcel, Inc. and (2) the sale of the Proceutics real estate at 150 Technology Parkway and the sale and leaseback of the CytRx real estate at 154 Technology Parkway. The accompanying Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 1998 gives effect to the sale of the Proceutics real estate at 150 Technology Parkway and the sale and leaseback of the CytRx real estate at 154 Technology Parkway. The pro forma adjustments assume that these transactions occurred as of January 1, 1997 and January 1, 1998 for the Pro Forma Statements of Operations for the year ended December 31, 1997 and the three months ended March 31, 1998, respectively.


These pro forma financial statements have been prepared by management of CytRx and should be read in conjunction with the historical consolidated financial statements of CytRx included in the Company's Current Report on Form 8-K filed with the Commission on May 1, 1998 and as restated for the divestiture of Vetlife, Inc. The historical balances represent the consolidated financial position and results of operations for the Company and have been prepared in accordance with generally accepted accounting principles. The pro forma statements are based on certain assumptions and estimates which are subject to change. The statements do not purport to be indicative of the consolidated financial position or results of operations that might have occurred, nor are they necessarily indicative of future results.

                               CYTRX CORPORATION
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             AS OF MARCH 31, 1998

                                                             Proforma Adjustments

                                                                  Vetlife
                                                                Divestiture           Real Estate
                                               Historical        Pro Forma          Sale Pro Forma        Adjusted
                                              March 31,1998     Adjustments    Ref    Adjustments   Ref March 31, 1998
                                              -------------     -----------         --------------      --------------
ASSETS
Current assets:
   Cash and cash equivalents                  $  5,621,007      $ 3,146,168    (a)    $ 4,251,943   (d)  $ 12,875,851
                                                                   (143,267)   (b)
   Short-term investments                               -         5,359,697    (g)                          5,359,697
   Accounts receivable                           1,481,039         (912,302)   (b)                            568,737
   Other receivable                                     -                                                          -
   Notes receivable                                     -         4,000,000    (a)                          4,000,000
   Inventories                                   1,340,008         (979,226)   (b)                            360,782
   Other current assets                            243,664           (7,138)   (b)                            236,526
                                              ------------      -----------           -----------        ------------

   Total current assets                          8,685,718       10,463,932             4,251,943          23,401,593

Property and equipment, net                      3,969,766          (89,661)   (b)       (836,330)  (d)     1,466,372
                                                                                       (2,704,403)  (d)
                                                                                        1,127,000   (e)
Other assets:
   Long-term investments (restricted)            5,359,697       (5,359,697)   (g)                                 -
   Notes receivable                                400,000                                                    400,000
   Acquired developed technology, net            3,394,356                                                  3,394,356
   Other assets                                    801,076                                                    801,076
                                              ------------      -----------           -----------        ------------

   Total other assets                            9,955,129       (5,359,697)                                4,595,432

   Total assets                               $ 22,610,613      $ 5,014,574           $ 1,838,210        $ 29,463,397
                                              ============      ===========           ===========        ============


                                                             Proforma Adjustments
                                                                  Vetlife
                                                                Divestiture           Real Estate
                                               Historical        Pro Forma          Sale Pro Forma         Adjusted
                                              March 31, 1998    Adjustments    Ref    Adjustments   Ref    Balance
                                              --------------    -----------         --------------         --------

Liabilities and Stockholders' Equity
Current liabilities:
   Accounts payable                           $  1,063,623      $  (690,264)   (b)                       $    373,359
   Accrued liabilities                             951,852         (568,752)   (b)                            383,100
   Unearned revenue                                     -                                 283,562   (d)       283,562
                                              ------------      -----------           -----------        ------------

   Total current liabilities                     2,015,475       (1,259,016)              283,562           1,040,021

6% Convertible debentures                        1,100,000                                                  1,100,000
Minority interest in Vaxcel, Inc.                  555,226                                                    555,226

Commitments
Capital lease obligation                                _                               1,127,000   (e)     1,127,000

Stockholders' equity:                                                                                              -
   Preferred stock                                      -                                                          -
   Common stock                                      8,206                                                      8,206
   Additional paid-in capital                   66,352,311                                                 66,352,311
   Treasury stock                               (2,198,533)                                                (2,198,533)
   Accumulated deficit                         (45,222,072)       6,273,590    (c)        427,648   (f)   (38,520,834)
                                              ------------      -----------           -----------        ------------

   Total stockholders' equity                   18,939,912        6,273,590               427,648          25,641,150

   Total liabilities and stockholders' equity $ 22,610,613      $ 5,014,574           $ 1,838,210        $ 29,463,397
                                              ============      ===========           ===========        ============


(a) To record proceeds from divestiture of Vetlife less transaction costs of $226,410 and the working capital adjustment of $127,422.
(b)  To remove Vetlife's net assets sold.
(c)  To record gain on divestiture of Vetlife.
(d) To record sale of Proceutics and CytRx real estate assets for $4,500,000, less transactions costs of $248,057. The historical cost of such assets (net of accumulated depreciation) totaled $2,704,403 and $836,330, respectively, resulting in a gain of $427,648 for the sale of the Proceutics real estate and a deferred gain of $283,562 on the sale and leaseback of the CytRx real estate which will be amortized over the life of the related lease.
(e) To record capital lease assets and related obligation for CytRx real estate.
(f)  To record gain on sale of Proceutics real estate assets.
(g) To reclass investments as a result of the Vetlife divestiture which removed the restriction on investments.

                               CYTRX CORPORATION
           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                       FOR YEAR ENDED DECEMBER 31, 1997

                                                                                          Cauldron
                                                           Merger                        Divestiture       Pro Forma
                                           Historical    Pro Forma          Pro Forma     Pro Forma        Combined
                                           (Restated)   Adjustments  Ref     Combined    Adjustments Ref (as adjusted)  Ref
                                        -------------------------------------------------------------------------------------
Revenues:
  Net sales                              $    878,068   $                  $   878,068   $                  $ 878,068
  Investment income                           797,069      22,292   (1)        819,361                        819,361
  Collaborative, grant and license fee
      income                                  337,438     666,890   (1)      1,004,328   (681,130)   (3)      323,198
  Other                                       365,712     819,977   (1)      1,185,689                      1,185,689
                                        ----------------------------     ---------------------------      -------------
                                            2,378,287   1,509,159            3,887,446   (681,130)          3,206,316
Expenses:
  Cost of sales                               353,764                          353,764                        353,764
  Research and development                  4,690,582     720,454   (2)      5,411,036                      5,411,036
  Acquired incomplete research and
     development                              951,017                          951,017                        951,017
  Selling, general and administrative       3,115,466     137,089   (4)      3,811,839   (813,417)   (3)    2,998,422
                                                          559,284   (2)
  Interest                                    293,048     (49,990)  (5)        261,379                        261,379
                                                           18,321   (2)
                                        ----------------------------     ---------------------------      -------------
                                            9,403,877   1,385,158           10,789,035   (813,417)          9,975,618
                                        ----------------------------     ---------------------------      -------------

Loss from continuing operations before
  minority interest                        (7,025,590)    124,001           (6,901,589)   132,287          (6,769,302)
Minority interest                            (242,487)    (50,387)            (292,874)                      (292,874)
                                        ---------------------------      --------------------------     -------------
Loss from continuing operations          $ (6,783,103)   $174,388         $ (6,608,715)  $132,287         $(6,476,428)
                                        ===========================      ==========================     =============

Basic and diluted loss per common share:
   Loss from continuing operations             $(0.91)                                                         $(0.87)

Shares used                                 7,424,372                                                       7,424,372

                                           Real Estate         Combined
                                           Adjustments  Ref     Totals
                                         ----------------------------------
Revenues:
  Net sales                                                  $  878,068
  Investment income                                             819,361
  Collaborative, grant and license fee
      income                                                    323,198
  Other                                                       1,185,689
                                         --------------------------------
                                                              3,206,316
Expenses:
  Cost of sales                                                 353,764
  Research and development                                    5,411,036
  Acquired incomplete research and
     development                                                951,017
  Selling, general and administrative          63,072    (6)  3,061,494

  Interest                                                      261,379
                                         -------------    ---------------
                                               63,072        10,038,690
                                         -------------    ---------------

Loss from continuing operations before
  minority interest                           (63,072)       (6,832,374)
Minority interest                                              (292,874)
                                         -------------    ---------------
Loss from continuing operations             $ (63,072)     $ (6,539,500)
                                         =============    ===============

Basic and diluted loss per common share:
   Loss from continuing operations                         $      (0.88)

Shares used                                                   7,424,372

(1)    To record revenues of Zynaxis up to the merger date.
(2)    To record expenses of Zynaxis up to the merger date.
(3)    To reflect the sale of the Cauldron division as if it had occurred on January 1, 1997.
(4)    To record amortization of intangible assets acquired using a 15 year amortization period.
(5)    To eliminate interest expense associated with the CytRx note payable cancelled at the merger date.
(6)    To eliminate depreciation expense related to real estate assets sold and record depreciation expense on the building recorded under capital lease obligation.

                               CYTRX CORPORATION
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THREE MONTHS ENDED MARCH 31, 1998

                                            March 31,
                                              1998        Real Estate             Combined
                                            Historical    Adjustments   Ref        Totals
                                        -------------------------------------------------------
Revenues:
  Net sales                               $   217,965                          $   217,965
  Investment income                           143,850                              143,850
  Collaborative, grant and license fee
      income                                   16,483                               16,483
  Other                                        62,665                               62,665
                                        -------------------------------------------------------
                                              440,963                              440,963
Expenses:
  Cost of sales                                73,184                               73,184
  Research and development                  1,296,070                            1,296,070
  Selling, general and administrative         756,275        15,768    (1)         772,043

  Interest                                    123,040                              123,040

                                        --------------------------------     ------------------
                                            2,248,569        15,768              2,264,337
                                        --------------------------------     ------------------

Loss from continuing operations before
  minority interest                        (1,807,606)      (15,768)            (1,823,374)
Minority interest                             (63,256)                             (63,256)
                                        --------------------------------     ------------------
Loss from continuing operations           $(1,744,350)     $(15,768)           $(1,760,118)
                                        --------------------------------     ------------------

Basic and diluted loss per common share:
   Loss from continuing operations        $     (0.23)                         $     (0.23)

Shares used                                 7,516,319                            7,516,319

(1) To eliminate depreciation expense related to real estate assets sold and record depreciation expense on the building recorded under capital lease obligation.

                               CYTRX CORPORATION

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

1.  ACCOUNTING FOR ZYNAXIS MERGER AND ALLOCATION OF PURCHASE PRICE

        The Merger was accounted for as a purchase transaction with Vaxcel as the acquiring company. The total purchase price of $4.4 million was allocated to the fair market values of the assets acquired and the liabilities assumed.

        In accordance with the provisions of APR Nos. 16 1nd 17, all identifiable assets acquired, including identifiable intangible assets, were assigned a portion of the purchase price on the basis of their fair values. To this and, an independent valuation of Zynaxis' assets (the "Acquired Assets") was performed and used as an aid in determining the fair value of the identifiable assets in allocating the purchase price among the Acquired Assets.

        A summary of the allocation of the purchase price to the Acquired Assets is as follows:

        Net tangible assets, less outstanding liabilities...........$ (830,000)
        Acquired developed technology and other intangibles......... 4,241,000
        Acquired incomplete research and development
                (charged to accumulated deficit)....................   951,000
                                                                     ---------
                                                                    $4,362,000
                                                                     =========

        The capitalized value of the intangible assets acquired is being amortized on a straight-line basis over a period of 15 years. This period was determined based upon an analysis of competitive technology under development which may render the Zynaxis technology obsolete. Consideration was also given to the fact that Zynaxis' base science will have many alternative uses during that time as many different vaccines may incorporate the technology. Any remaining property and equipment acquired from Zynaxis is being depreciated on straight-line basis over their estimated remaining useful lives.

2. DIVESTITURE OF VETLIFE

        On April 17, 1998, Cytrx consummated a sale of substantially all of the assets of VetLIfe related to its cattle marketing operations segment to an affiliate of IVY for approximately $7.1 million in cash and a note payable (net of transaction costs), plus contingent payments of up to an additional $5.5 million. The Company will retain the $5.3 million in investments that were pledged to secure a Letter of credit. The Company expects a gain related to this transaction which will be recognized in 1998.


3. SALE OF REAL ESTATE

        On May 11, 1998, CytRx and Proceutics consummated the sale of the two buildings owned by them at 150 and 154 Technology Parkway, Norcross, Georgia, to ARE - 150/154 Technology Parkway, LLC ("Alexandria"), an affiliate of Alexandria Real Estate Equities, Inc., for an aggregate of $4.5 million less $248,000 in transaction costs. Proceutics' rights and obligations under the lease to Oread were assigned to Alexandria and CytRx entered into a ten year lease with Alexandria regarding the building at 154 Technology Parkway. The Company expects a gain related to the transaction which will be recognized in 1998.

                                       5